Loans and Allowance for Credit Losses	12 Months Ended
Oct. 31, 2022
Text Block [Abstract]
Loans and Allowance for Credit Losses
Note 4: Loans and Allowance for Credit Losses
Loans
Loans are initially measured at fair value plus directly attributable costs, and are subsequently measured at amortized cost using the effective interest method where the cash flows of those loans represent solely payments of principal and interest, otherwise those loans are measured at FVTPL. Where the loans are held with the objective of both collecting contractual cash flows and selling the loans, and the cash flows represent solely payments of principal and interest, these loans are measured at FVOCI. The effective interest method allocates interest income over the expected term of the loan by applying the effective interest rate to the carrying amount of the loan. The effective interest rate is defined as the rate that exactly discounts estimated future cash receipts through the expected term of the loan to the net carrying amount of the loan. Under the effective interest method, the amount recognized in interest, dividend and fee income, loans, varies over the term of the loan based on the principal outstanding. The treatment of interest income for impaired loans is described below.
Securities Borrowed or Purchased Under Resale Agreements
Securities borrowed or purchased under resale agreements represent the amounts we will receive as a result of our commitment to return or resell securities that we have borrowed or purchased, back to the original lender or seller, on a specified date at a specified price. We account for these instruments as if they were loans.

Lending Fees
Lending fees primarily arise in Personal and Commercial Banking and BMO Capital Markets. The accounting treatment for lending fees varies depending on the transaction. Some loan origination, restructuring and renegotiation fees are recorded as interest income over the term of the loan, while other lending fees are taken into income at the time of loan origination. Commitment fees are calculated as a percentage of the facility balance at the end of each period. The fees are recorded as interest income over the term of the loan, unless we believe the loan commitment will not be used. In the latter case, commitment fees are recorded as lending fees earned over the commitment period. Loan syndication fees are payable and included in lending fees at the time the syndication is completed, unless the yield on any loans we retain is less than that of other comparable lenders involved in the financing. In the latter case, an appropriate portion of the syndication fee is recorded as interest income over the term of the loan.
Impaired Loans
We classify a loan as impaired (Stage 3) when one or more loss events have occurred, such as bankruptcy, payment default or when collection of the full amount of principal and interest is no longer reasonably assured. Loans are in default when the borrower is unlikely to pay its credit obligations in full without recourse by the bank, such as realizing security, or when the borrower’s payments are more than a defined number of days past due.
Generally, consumer loans in both Canada and the U.S. are classified as impaired when payment is contractually 90 days past due, or one year past due for residential mortgages if guaranteed by the Government of Canada. Credit card loans are immediately written off when principal or interest payments are 180 days past due, and are not reported as impaired. In Canada, consumer instalment loans, other personal loans and some small business loans are normally written off when they are one year past due. In the U.S., all consumer loans are generally written off when they are 180 days past due, except for non-real
estate term loans, which are generally written off when they are 120 days past due. For the purpose of measuring the amount to be written off, the determination of the recoverable amount includes an estimate of future recoveries.
Corporate and commercial loans are classified as impaired when we determine there is no longer reasonable assurance that principal or interest will be collected in their entirety on a timely basis. Generally, we consider corporate and commercial loans to be impaired when payments are 90 days past due. Corporate and commercial loans are written off following a review on an individual loan basis that confirms all reasonable recovery attempts have been exhausted.
Overdrafts are considered to be past due once the customer has breached an advised limit or has been advised of a limit lower than currently outstanding or, in the case of retail overdrafts, has not brought the overdraft down to a $nil balance within a specified time period.
A loan will be reclassified to performing status when we determine that there is reasonable assurance of full and timely repayment of interest and principal in accordance with the terms and conditions of the loan, and that none of the criteria for classification of the loan as impaired continues to apply.
Once a loan is identified as impaired, we continue to recognize interest income based on the original effective interest rate on the loan amount net of its related allowance. In the periods following the recognition of impairment, adjustments to the allowance for these loans reflecting the time value of money are recognized as interest income. Interest income on impaired loans of $55 million was recognized for the year ended October 31, 2022 ($71 million in 2021).
During the year ended October 31, 2022, we recorded a net
gain
of $3 million before tax (loss of $10 million in 2021) on the sale of impaired and written-off
loans.
Allowance for Credit Losses (ACL)
The allowance for credit losses recorded in our Consolidated Balance Sheet is maintained at a level that we consider adequate to absorb credit-related losses on our loans and other credit instruments. The allowance for credit losses amounted to $
2,998
million as at October 31, 2022 ($
2,958
 million as at October 31, 2021), of which $
2,617

million ($2,564
million as at October 31, 2021) was recorded in loans and $
381 million ($394
million as at October 31, 2021) was recorded in other liabilities in our Consolidated Balance Sheet.
Significant changes in the gross balances, including originations, maturities and repayments in the normal course of operations, impact the allowance for credit losses.
Allowance on Performing Loans
We maintain an allowance in order to cover impairment in the existing portfolio for loans that have not yet been individually identified as impaired. Our approach to establishing and maintaining the allowance on performing loans is based on the requirements of IFRS, considering guidelines issued by OSFI.
Under the IFRS 9 ECL methodology, an allowance is recorded for expected credit losses on financial assets regardless of whether there has been an actual impairment. We recognize a loss allowance at an amount generally equal to

12-month

expected credit losses, if the credit risk at the reporting date has not increased significantly since initial recognition (Stage 1). We will record expected credit losses over the remaining life of performing financial assets which are considered to have experienced a significant increase in credit risk (Stage 2).
The determination of a significant increase in credit risk takes into account many different factors and varies by product and risk segment. The bank’s methodology for determining significant increase in credit risk is based on the change in probability of default (PD) between origination and reporting date, assessed using probability-weighted scenarios as well as certain other criteria, such as

30-day

past due and watchlist status.
For each exposure, ECL is a function of PD, exposure at default (EAD) and loss given default (LGD), with the timing of the loss also considered, and is estimated by incorporating forward-looking economic information and through the use of experienced credit judgment to reflect factors not captured in ECL models.
PD represents the likelihood that a loan will not be repaid and will go into default in either a

12-month

horizon for Stage 1 or a lifetime horizon for Stage 2. PD for each individual instrument is modelled based on historical data and is estimated based on current market conditions and reasonable and supportable information about future economic conditions.
EAD is modelled based on historical data and represents an estimate of the amount of credit exposure outstanding at the time a default may occur. For off-balance
sheet and undrawn amounts, EAD includes an estimate of any further amounts to be drawn at the time of default.
LGD is the amount that may not be recovered in the event of default and is modelled based on historical data and reasonable and supportable information about future economic conditions, where appropriate. LGD takes into consideration the amount and quality of any collateral held.

We consider past events, current market conditions and reasonable
and
supportable forward-looking information about future economic conditions in determining the amount of expected losses. In assessing information about possible future economic conditions, we utilize multiple economic scenarios, including our base case scenario, which in our view represents the most probable outcome, as well as benign and adverse scenarios, all of which are developed by our Economics group. Key economic variables used in the determination of the allowance for credit losses reflect the geographic diversity of our portfolios, where appropriate.
In considering the lifetime of a loan, the contractual period of the loan, including prepayment, extension and other options, is generally used. For revolving instruments, such as credit cards, which may not have a defined contractual period, the lifetime is based on historical behaviour.
Our ECL methodology also requires the use of experienced credit judgment to incorporate the estimated impact of factors that are not captured in the modelled ECL results. We applied experienced credit judgment to reflect the continuing impact of the uncertain environment on credit conditions and the economy as a result of the pandemic, as well as the estimated impacts of high inflation and supply-chain disruptions.
Allowance on Impaired Loans
We review our loans on an ongoing basis to assess whether any loans should be classified as impaired and whether an allowance or write-off
should be recorded (excluding credit card loans, which are written off when principal or interest payments are 180 days past due). The review of individually significant problem loans is conducted at least quarterly by the account managers, each of whom assesses the ultimate collectability and estimated recoveries for a specific loan based on all events and conditions that are relevant to the loan. This assessment is then reviewed and approved by an independent credit officer.
Individually Significant Impaired Loans
To determine the amount we expect to recover from an individually significant impaired loan, we use the value of the estimated future cash flows discounted at the loan’s original effective interest rate. The determination of estimated future cash flows of a collateralized impaired loan reflects the expected realization of the underlying security, net of expected costs and any amounts legally required to be paid to the borrower. Security can vary by type of loan and may include cash, securities, real estate properties, accounts receivable, guarantees, inventory or other capital assets.
Individually Insignificant Impaired Loans
Residential mortgages and consumer instalment and other personal loans are individually insignificant and may be assessed individually or collectively for losses at the time of impairment, taking into account historical loss experience and expectations of future economic conditions.
Collectively assessed loans are grouped together by similar risk characteristics, such as type of instrument, geographic location, industry, type of collateral and term to maturity.

Loans: Credit Risk Exposure
The following table sets out our credit risk exposure for all loans carried at amortized cost, FVOCI or FVTPL as at October 31, 2022 and 2021.
Stage 1 represents those performing loans carried with up to a
12-month
expected credit loss, Stage 2 represents those performing loans carried with a lifetime expected credit loss, and Stage 3 represents those loans with a lifetime expected credit loss that are credit impaired.

(Canadian $ in millions)				2022				2021
	Stage 1	Stage 2	Stage 3 (5)	Total	Stage 1	Stage 2	Stage 3 (5)	Total
Loans: Residential mortgages
Exceptionally low	7	–	–	7	4	–	–	4
Very low	94,743	81	–	94,824	94,566	179	–	94,745
Low	31,617	3,134	–	34,751	23,471	1,293	–	24,764
Medium	13,474	3,871	–	17,345	12,066	2,250	–	14,316
High	138	341	–	479	167	306	–	473
Not rated	1,126	53	–	1,179	1,051	46	–	1,097
Impaired	–	–	295	295	–	–	351	351
Gross residential mortgages	141,105	7,480	295	148,880	131,325	4,074	351	135,750
Allowance for credit losses	59	66	10	135	46	39	12	97
Carrying amount	141,046	7,414	285	148,745	131,279	4,035	339	135,653
Loans: Consumer instalment and other personal
Exceptionally low	1,792	35	–	1,827	1,487	37	–	1,524
Very low	33,554	83	–	33,637	30,672	8	–	30,680
Low	24,369	1,307	–	25,676	21,660	534	–	22,194
Medium	13,536	4,633	–	18,169	13,336	3,607	–	16,943
High	873	1,525	–	2,398	661	1,375	–	2,036
Not rated	4,052	32	–	4,084	3,450	50	–	3,500
Impaired	–	–	312	312	–	–	287	287
Gross consumer instalment and other personal	78,176	7,615	312	86,103	71,266	5,611	287	77,164
Allowance for credit losses	101	288	102	491	113	333	91	537
Carrying amount	78,075	7,327	210	85,612	71,153	5,278	196	76,627
Loans: Credit cards (1)
Exceptionally low	2,920	–	–	2,920	2,532	–	–	2,532
Very low	442	1	–	443	450	–	–	450
Low	1,569	51	–	1,620	1,801	66	–	1,867
Medium	2,918	792	–	3,710	1,743	663	–	2,406
High	316	563	–	879	75	287	–	362
Not rated	90	1	–	91	486	–	–	486
Impaired	–	–	–	–	–	–	–	–
Gross credit cards	8,255	1,408	–	9,663	7,087	1,016	–	8,103
Allowance for credit losses	69	207	–	276	67	209	–	276
Carrying amount	8,186	1,201	–	9,387	7,020	807	–	7,827
Loans: Business and government (2)
Acceptable
Investment grade	187,245	6,765	–	194,010	144,807	1,446	–	146,253
Sub-investment grade	98,451	22,390	–	120,841	85,375	14,534	–	99,909
Watchlist	–	6,310	–	6,310	–	6,137	–	6,137
Impaired	–	–	1,384	1,384	–	–	1,531	1,531
Gross business and government	285,696	35,465	1,384	322,545	230,182	22,117	1,531	253,830
Allowance for credit losses	608	675	432	1,715	529	730	395	1,654
Carrying amount	285,088	34,790	952	320,830	229,653	21,387	1,136	252,176
Gross total loans and acceptances	513,232	51,968	1,991	567,191	439,860	32,818	2,169	474,847
Net total loans and acceptances	512,395	50,732	1,447	564,574	439,105	31,507	1,671	472,283
Commitments and financial guarantee contracts
Acceptable
Investment grade	182,153	5,134	–	187,287	154,975	2,367	–	157,342
Sub-investment grade	45,920	14,047	–	59,967	46,827	8,164	–	54,991
Watchlist	2	2,176	–	2,178	–	2,453	–	2,453
Impaired	–	–	292	292	–	–	682	682
Allowance for credit losses	194	174	13	381	195	186	13	394
Carrying amount (3)(4)	227,881	21,183	279	249,343	201,607	12,798	669	215,074

(1)	Credit card loans are immediately written off when principal or interest payments are 180 days past due, and as a result are not reported as impaired in Stage 3.
(2)	Includes customers’ liability under acceptances.
(3)
Represents the total contractual amounts of undrawn credit facilities and other off-balance
sheet exposures, excluding personal lines of credit and credit cards that are unconditionally cancellable at our discretion.

(4)	Certain commercial borrower commitments are conditional and may include recourse to counterparties .
(5)	92% of Stage 3 loans were either fully or partially collateralized as at October 31, 2022 (92% as at October 31, 2021).

The following table shows the continuity in the loss allowance, by product type, for the years ended October 31, 2022 and 2021. Transfers represent the amount of ECL that moved between stages during the year, for example, moving from a
12-month
(Stage 1) to a lifetime (Stage 2) ECL measurement basis. Net remeasurements represent the ECL impact due to transfers between stages, as well as changes in economic forecasts and credit quality. Model changes include new calculation models or methodologies.

(Canadian $ in millions)				2022				2021
	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total
Loans: Residential mortgages
Balance as at beginning of year	46	40	19	105	51	75	26	152
Transfer to Stage 1	39	(37)	(2)	–	62	(53)	(9)	–
Transfer to Stage 2	(4)	10	(6)	–	(4)	21	(17)	–
Transfer to Stage 3	–	(7)	7	–	–	(13)	13	–
Net remeasurement of loss allowance	(52)	61	8	17	(93)	24	29	(40)
Loan originations	34	–	–	34	38	–	–	38
Derecognitions and maturities	(5)	(7)	–	(12)	(7)	(12)	–	(19)
Model changes	2	5	–	7	–	–	–	–
Total Provision for Credit Losses (PCL) (1)	14	25	7	46	(4)	(33)	16	(21)
Write-offs (2)	–	–	(5)	(5)	–	–	(12)	(12)
Recoveries of previous write-offs	–	–	7	7	–	–	11	11
Foreign exchange and other	(1)	2	(12)	(11)	(1)	(2)	(22)	(25)
Balance as at end of year	59	67	16	142	46	40	19	105
Loans: Consumer instalment and other personal
Balance as at beginning of year	128	357	91	576	148	454	105	707
Transfer to Stage 1	230	(221)	(9)	–	297	(287)	(10)	–
Transfer to Stage 2	(41)	71	(30)	–	(30)	66	(36)	–
Transfer to Stage 3	(5)	(82)	87	–	(7)	(94)	101	–
Net remeasurement of loss allowance	(263)	226	103	66	(289)	247	103	61
Loan originations	92	–	–	92	86	–	–	86
Derecognitions and maturities	(22)	(39)	–	(61)	(27)	(49)	–	(76)
Model changes	(9)	(13)	–	(22)	(48)	26	–	(22)
Total PCL (1)	(18)	(58)	151	75	(18)	(91)	158	49
Write-offs (2)	–	–	(205)	(205)	–	–	(236)	(236)
Recoveries of previous write-offs	–	–	80	80	–	–	86	86
Foreign exchange and other	1	5	(15)	(9)	(2)	(6)	(22)	(30)
Balance as at end of year	111	304	102	517	128	357	91	576
Loans: Credit cards
Balance as at beginning of year	114	245	–	359	110	321	–	431
Transfer to Stage 1	149	(149)	–	–	194	(194)	–	–
Transfer to Stage 2	(34)	34	–	–	(28)	28	–	–
Transfer to Stage 3	(2)	(114)	116	–	(1)	(172)	173	–
Net remeasurement of loss allowance	(156)	236	74	154	(191)	292	21	122
Loan originations	54	–	–	54	39	–	–	39
Derecognitions and maturities	(5)	(23)	–	(28)	(7)	(29)	–	(36)
Model changes	(6)	18	–	12	–	–	–	–
Total PCL (1)	–	2	190	192	6	(75)	194	125
Write-offs (2)	–	–	(249)	(249)	–	–	(266)	(266)
Recoveries of previous write-offs	–	–	78	78	–	–	94	94
Foreign exchange and other	1	3	(19)	(15)	(2)	(1)	(22)	(25)
Balance as at end of year	115	250	–	365	114	245	–	359
Loans: Business and government
Balance as at beginning of year	662	855	401	1,918	658	1,258	608	2,524
Transfer to Stage 1	313	(267)	(46)	–	505	(496)	(9)	–
Transfer to Stage 2	(166)	243	(77)	–	(101)	172	(71)	–
Transfer to Stage 3	(1)	(52)	53	–	(2)	(97)	99	–
Net remeasurement of loss allowance	(437)	127	224	(86)	(549)	334	138	(77)
Loan originations	488	–	–	488	329	–	–	329
Derecognitions and maturities	(223)	(168)	–	(391)	(140)	(214)	–	(354)
Model changes	19	(32)	–	(13)	(5)	(19)	–	(24)
Total PCL (1)	(7)	(149)	154	(2)	37	(320)	157	(126)
Write-offs (2)	–	–	(153)	(153)	–	–	(336)	(336)
Recoveries of previous write-offs	–	–	50	50	–	–	42	42
Foreign exchange and other	91	83	(13)	161	(33)	(83)	(70)	(186)
Balance as at end of year	746	789	439	1,974	662	855	401	1,918
Total as at end of year	1,031	1,410	557	2,998	950	1,497	511	2,958
Comprised of: Loans	837	1,236	544	2,617	755	1,311	498	2,564
Other credit instruments (3)	194	174	13	381	195	186	13	394

(1)	Excludes PCL on other assets of $2 million for the year ended October 31, 2022 ($(7) million for the year ended October 31, 2021).
(2)
Generally, we continue to seek recovery on amounts that were written off during the year, unless the loan is sold, we no longer have the right to collect or we have exhausted all reasonable efforts to collect.

(3)	Other credit instruments, including off-balance sheet items, are recorded in other liabilities in our Consolidated Balance Sheet.

Loans and allowance for credit losses by geographic region as at October 31, 2022 and 2021 are as follows:

(Canadian $ in millions)	2022				2021
	Gross amount	Allowance for credit losses on impaired loans (2)	Allowance for credit losses on performing loans (3)	Net amount	Gross amount	Allowance for credit losses on impaired loans (2)	Allowance for credit losses on performing loans (3)	Net amount
By geographic region (1) :
Canada	342,430	363	1,102	340,965	299,905	345	1,143	298,417
United States	200,439	176	959	199,304	153,479	153	910	152,416
Other countries	11,087	5	12	11,070	7,442	–	13	7,429
Total	553,956	544	2,073	551,339	460,826	498	2,066	458,262

(1)	Geographic region is based upon the country of ultimate risk.
(2)	Excludes allowance for credit losses on impaired loans of $13 million for other credit instruments, which is included in other liabilities ($13 million as at October 31, 2021).
(3)	Excludes allowance for credit losses on performing loans of $368 million for other credit instruments, which is included in other liabilities ($381 million as at October 31, 2021).
Impaired (Stage 3) loans, including the related allowances, as at October 31, 2022 and 2021 are as follows:

(Canadian $ in millions)			2022			2021
	Gross impaired amount (3)	Allowance for credit losses on impaired loans (4)	Net impaired amount (3)	Gross impaired amount (3)	Allowance for credit losses on impaired loans (4)	Net impaired amount (3)
Residential mortgages	295	10	285	351	12	339
Consumer instalment and other personal	312	102	210	287	91	196
Business and government (1)	1,384	432	952	1,531	395	1,136
Total	1,991	544	1,447	2,169	498	1,671
By geographic region (2) :
Canada	1,158	363	795	1,195	345	850
United States	820	176	644	974	153	821
Other countries	13	5	8	–	–	–
Total	1,991	544	1,447	2,169	498	1,671

(1)	Includes customers’ liability under acceptances.
(2)	Geographic region is based upon the country of ultimate risk.
(3)	Gross impaired loans and net impaired loans exclude purchased credit impaired loans.
(4)	Excludes allowance for credit losses on impaired loans of $13 million for other credit instruments, which is included in other liabilities ($13 million as at October 31, 2021).
Loans Past Due Not Impaired
Loans that are past due but not classified as impaired are loans where our customers have failed to make payments when contractually due but for which we expect the full amount of principal and interest payments to be collected, or loans which are held at fair value. The following table presents loans that are past due but not classified as impaired as at October 31, 2022 and 2021. Loans less than 30 days past due are excluded as they are not generally representative of the borrowers’ ability to meet their payment obligations.

(Canadian $ in millions)			2022			2021
	30 to 89 days	90 days or more	Total	30 to 89 days	90 days or more	Total
Residential mortgages	411	19	430	404	14	418
Credit card, consumer instalment and other personal	392	84	476	279	59	338
Business and government	198	38	236	264	33	297
Total	1,001	141	1,142	947	106	1,053
Fully secured loans with amounts between 90 and 180 days past due that we have not classified as impaired totalled $43 million as at October 31, 2022 ($36 million as at October 31, 2021).
ECL Sensitivity and Key Economic Variables
The allowance for performing loans is sensitive to changes in both economic forecasts and the probability-weight assigned to each forecast scenario. Many of the factors have a high degree of interdependency, although there is no single factor to which loan impairment allowances as a whole are sensitive.
As at October 31, 2022, our benign scenario involves a materially stronger economic environment than the base case forecast due to a resolution of the Ukraine war and a stronger response of households to elevated savings, with a considerably lower unemployment rate.
As at October 31, 2022, our base case scenario depicts a weak economy in both Canada and the U.S., as growth is tempered by high inflation, rapidly-rising interest rates, lingering supply-chain disruptions, and weaker global demand. In contrast, our base case economic forecast as at October 31, 2021, depicted a stronger economic forecast in both Canada and the U.S. over the projection period. If we assumed a 100% base case economic forecast and included the impact of loan migration by restaging, with other assumptions held constant including the application of experienced credit judgment, the allowance for performing loans would be approximately $1,900 million as at October 31, 2022 ($1,725 million as at October 31, 2021) compared to the reported allowance for performing loans of $2,441 million ($2,447 million as at October 31, 2021).
As at October 31, 2022, our adverse economic
scenario
depicts a contracting economy with annual average real GDP declining in both Canada and the
U.S. in response to
a
potential escalation of
the
war in Ukraine. The
adverse case as at October 31, 202
1
depicted a
slightly weaker
economic
environment
in Canada and the
U.S.
due to
higher initial levels for the unemployment rates
. If we assumed a 100% adverse economic forecast and included the impact of loan migration by restaging, with other assumptions held constant including the application of experienced credit judgment, the allowance for performing loans would be approximately $3,250 million as at October 31, 2022 ($3,825 million as at October 31, 2021) compared to the reported allowance for performing loans of $2,441 million ($2,447 million as at October 31, 2021).
Actual results in a recession will differ as our portfolio will change through time due to migration, growth, risk mitigation actions and other factors. In addition, our allowance will reflect the three economic scenarios used in assessing the allowance, with weightings attached to adverse and benign scenarios often unequally weighted and the weightings will change through time.

The following table shows the key economic variables used to estimate the allowance on performing loans forecast over the next 12 months or lifetime measurement period. While the values disclosed below are national variables, we use regional variables in the underlying models and consider factors impacting particular industries where appropriate.

	As at October 31, 2022						As at October 31, 2021
All figures are average annual values	Benign scenario		Base s cenario		Adverse scenario		Benign scenario		Base scenario		Adverse scenario
	First 12 months	Remaining horizon (1)	First 12 months	Remaining horizon (1)	First 12 months	Remaining horizon (1)	First 12 months	Remaining horizon (1)	First 12 months	Remaining horizon (1)	First 12 months	Remaining horizon (1)

Real GDP growth rates (2)
Canada	3.7%	2.2%	1.5%	1.1%	(2.3)%	0.4%	6.3%	4.0%	4.0%	2.9%	(2.7)%	0.4%
United States	2.4%	2.1%	0.2%	1.3%	(3.3)%	0.6%	7.1%	3.2%	4.8%	2.4%	(1.2)%	0.6%
Corporate BBB 10-year spread
Canada	1.9%	1.9%	2.4%	2.2%	3.7%	3.9%	1.4%	1.8%	1.8%	2.0%	3.6%	3.9%
United States	1.8%	1.9%	2.2%	2.2%	4.2%	3.9%	0.9%	1.3%	1.2%	1.6%	4.2%	3.9%
Unemployment rates
Canada	4.3%	3.6%	5.9%	6.5%	8.0%	9.9%	6.0%	4.8%	6.6%	5.6%	10.8%	12.4%
United States	3.2%	2.6%	4.2%	4.8%	6.5%	8.4%	4.2%	3.0%	4.7%	3.6%	8.5%	10.6%
Housing Price Index (2)
Canada (3)	(6.7)%	2.1%	(10.0)%	(1.0)%	(13.6)%	(8.0)%	18.2%	7.1%	15.1%	4.0%	(6.4)%	(9.5)%
United States (4)	1.6%	(0.7)%	(0.9)%	(2.6)%	(7.5)%	(8.4)%	14.6%	5.7%	12.3%	3.8%	(6.1)%	(7.8)%

(1)	The remaining forecast period is two years.
(2)	Real gross domestic product (GDP) and housing price index are averages of quarterly year-over-year growth rates.
(3)	In Canada, we use the HPI Benchmark Composite.
(4)	In the United States, we use the National Case-Shiller House Price Index.
Certain comparative figures have been reclassified to conform with the current year’s presentation.
The
ECL
approach requires the recognition of credit losses generally based on 12 months of expected losses for performing loans (Stage 1) and the recognition of lifetime expected losses on performing loans that have experienced a significant increase in credit risk since origination (Stage 2). Under our current probability-weighted scenarios, if all our performing loans were in Stage 1, our models would generate an allowance for performing loans of approximately $
1,850
 million compared to the reported allowance for performing loans of $2,441 million as at October 31, 2022 ($
1,775
 million compared to the reported allowance for performing loans of $
2,447
 million as at October 31, 2021).
Renegotiated Loans
From time to time we modify the contractual terms of a loan due to the poor financial condition of the borrower. We assess renegotiated loans for impairment consistent with our existing policies for impairment. When renegotiation leads to significant concessions being granted, and the concessions are for economic or legal reasons related to the borrower’s financial difficulty that we would not otherwise consider, the loan is classified as impaired. We consider one or a combination of the following to be significant concessions: (1) a reduction of the stated interest rate, (2) an extension of the maturity date or dates at a stated interest rate lower than the current market rate for a new loan with similar terms, or (3) forgiveness of principal or accrued interest.
Renegotiated loans remain in performing status if the modifications are not considered to be significant or are returned to performing status when none of the criteria for classification as impaired continues to apply.
The carrying value of loans with lifetime allowance for credit losses modified during the year ended October 31, 2022 was $91 million ($37 million in 2021). Modified loans of $16 million ($21 million in 2021) were written off during the year ended October 31, 2022. As at October 31, 2022, $13 million ($29 million as at October 31, 2021) of loans previously modified saw their loss allowance during the year change from lifetime to
12-month
expected credit loss.
Foreclosed Assets
Property or other assets that we receive from borrowers to satisfy their loan commitments are classified as either held for own use or held-for-sale according to management’s intention, recorded initially at fair value for assets held for own use and at the lower of carrying value or fair value less costs to sell for any assets held-for-sale. Assets held for own use are subsequently accounted for in accordance with the relevant asset classification and assets held-for-sale are assessed for impairment.
During the year ended October 31, 2022, we foreclosed on impaired loans and received $24 million of real estate properties that we classified as held-for-sale

($27 million in 2021).
As at October 31, 2022, real estate properties held
-
for
-
sale
totalled $13 million ($11 million as at October 31, 2021). These properties are disposed of when considered appropriate.
Collateral
Collateral is used to manage credit risk related to securities borrowed or purchased under resale agreements, residential mortgages, consumer instalment and other personal loans, and business and government loans. Additional information on our collateral requirements is included in Notes 14 and 24, as well as in the blue-tinted font in the Enterprise-Wide Risk Management section of Management’s Discussion and Analysis within this report.